Exhibit 10.36
Cornerstone Building Brands
SHORT-TERM INCENTIVE PLAN (STIP) DOCUMENT

Document Title	Short-Term Incentive Plan (STIP)
Document Date	January 1, 2025
Document Owner	VP, Total Rewards & HR Operations
Document Sensitivity	Confidential; Available to all eligible employees
Plan Overview
Cornerstone Buildings Brands (the “Company”) maintains this STIP (the “Plan”), which provides an annual incentive (the “Annual Incentive Bonus”) that drives performance towards achievement of Company, Business Unit, and individual goals and objectives.

The Plan year mirrors our fiscal year and runs from January 1 to December 31 of each year.
Eligibility
Eligibility for participation in the Plan is determined based on job level and is supported by market data and management input. Positions and/or specific employees included in the Plan (each a “Participant”) are annually reviewed and approved by the Vice President, Total Rewards & Human Resources Operations and the Chief Human Resources Officer.

To be eligible to receive an Annual Bonus Payout (as defined below) under the Plan, the Participant must a full-time employee and must be employed on the date the payment is made except as otherwise provided under “Plan Rules.”

Participants are not eligible to participate concurrently in any other active short-term incentive, annual bonus, or commission plan or program sponsored or maintained by the Company.
Plan Payout
Payouts under the Plan (the “Annual Bonus Payout”) will be made in the form of a cash payment, payable as soon as administratively feasible following the end of the fiscal year and upon the determination of the Company’s financial results and approval by the Compensation Committee of the Company’s Board of Directors, which is anticipated to be no later than the end of the first fiscal quarter following the Plan year.

A Participant may receive an Annual Bonus Payout that is greater than, equal to, or less than (including no bonus, in some cases) the Participant’s Annual Bonus Payout target, depending on actual Company performance, Business Unit performance and the Participant’s individual performance.
Plan Design
Participants in the Plan receive an annual incentive target amount (the “Bonus Target”) based on a percentage of their annual base pay. The target percentage is established based on job level and supported by market data and management input.

The Annual Bonus Payout is calculated based on the applicable plan measures, which are Company Adjusted EBITDA1 performance, Business Unit Adjusted EBITDA performance, Primary Working
1 Defined as earnings before interest, income taxes, and depreciation and amortization. Refer to Part II, “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations”, under the heading “Non-GAAP Financial Measures” in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2024 for a detailed

Updated January 1, 2025

Capital2 as a percentage of Company net sales, Primary Working Capital as a percentage of BU net sales, and/or the Participant’s achievement of Individual Objectives. All calculations of the financial metrics are subject to adjustments related to acquisitions or divestitures and other items as determined by the Company and may differ from publicly available data.

The Plan has the following categories: (1) Corporate Function Plan, (2) Business Unit Plan, (3) Manufacturing Plan, (4) Special Initiatives Plan, (5) Business Unit President Plan, and (6) Executive Plan. Participants are assigned to a Plan based on their role within the Company.

Measures and weighting for each Plan are shown in the table below.

Plan	Plan Measures and Weighting
	Company Adjusted EBITDA	Business Unit Adjusted EBITDA	Primary Working Capital		Individual, Divisional or Brand Objectives
			Company	Business Unit
Corporate Function	70%	-	10%	-	20%
Business Unit	30%	40%	-	10%	20%
Manufacturing	-	40%	-	10%	50%
Special Initiatives	-	50%	-	-	50%
Business Unit President	30%	50%	-	20%	-
Executive	80%	-	20%	-	-
Performance Definitions
Threshold means the minimum level of performance at which a payout is earned for a measure.

Target means the planned financial goal at which 100% payout may be earned for a measure.

Maximum means the highest level of performance, beyond which no additional incremental payments are made.

Circuit Breaker
•Business Unit and Business Unit President Plans: Circuit Breaker means the minimum achievement of Business Unit Adjusted EBITDA required to participate in payouts for the Company Adjusted EBITDA and Individual Objectives measures. The Circuit Breaker is lower than the Business Unit Adjusted EBITDA Threshold.
◦If actual Business Unit Adjusted EBITDA is above the Circuit Breaker but below the Threshold, (i) the Participant will be eligible to participate in the Company Adjusted EBITDA Measure based on a linear interpolation ranging from zero percent at the Business Unit Circuit Breaker amount and 50% at the Business Unit Threshold amount and (ii) the pool available for payment of Individual Objectives in the Business Unit Plan will be reduced based on a modifier determined through linear interpolation based on actual Business Unit Adjusted EBITDA starting at 50% at the Circuit Breaker to 100% at the Threshold level.
◦If Business Unit Adjusted EBITDA is at or below the Circuit Breaker, both the payout for the Company Adjusted EBITDA Measure and the pool for Individual Objectives in the Business Unit Plan will be zero.
calculation of the Company’s Adjusted EBITDA and to Part II, “Item 8. Note 16 — Reportable Segment and Geographical Information” for a detailed calculation of Business Unit Adjusted EBITDA.
2Primary working capital consists of net trade accounts receivable, inventories, and accounts payable.

Updated January 1, 2025

•Manufacturing, Special Initiatives and Corporate Function Plans: Circuit Breaker means the  minimum achievement of Company Adjusted EBITDA or Business Unit Adjusted EBITDA, as applicable, required to participate in payouts for the Individual Objectives measure. The Circuit Breaker is lower than the applicable Adjusted EBITDA Threshold.
◦If actual Adjusted EBITDA performance is above the Circuit Breaker but below the Threshold, the pool available for payment of Individual Objectives will be reduced based on a modifier determined through linear interpolation based on actual Adjusted EBITDA starting at 50% at the Circuit Breaker to 100% at the Threshold level.
◦If Adjusted EBITDA is at or below the Circuit Breaker, the pool for Individual Objectives will be zero.
•Executive Plan: Circuit Breaker does not apply to the Executive Plan.
Plan Measures
Company Adjusted EBITDA: The Company performance achievement measurement will be based upon the Company’s attainment of Adjusted EBITDA subject to specified adjustments, as determined by the Company. Company achievement will be assessed as actual Adjusted EBITDA relative to Target Adjusted EBITDA.

Company Primary Working Capital: The Company Primary Working Capital achievement measure will be based on attainment of the Company’s net primary working capital goals which are expressed as a percentage of net sales. The Company Adjusted EBITDA Threshold must be met in order for the Maximum payout for the Company Primary Working Capital measure to be earned. If the Company Adjusted EBITDA Threshold is not met, payout for Company Primary Working Capital will be capped at the Target level.

Business Unit Adjusted EBITDA: The Business Unit performance achievement measure will be based on attainment of the individual Business Unit’s Adjusted EBITDA subject to specified adjustments. Achievement will be assessed as actual Adjusted EBITDA relative to Target Adjusted EBITDA.

Business Unit Primary Working Capital: The Business Unit Primary Working Capital achievement measure will be based on attainment of the Business Unit’s Primary Working Capital goals, which are expressed as a percentage of net sales. The Business Unit Adjusted EBITDA Threshold must be met in order for the Maximum payout for the Business Unit Primary Working Capital measure to be earned. If the Business Unit Adjusted EBITDA Threshold is not met, payout for the Business Unit Primary Working Capital measure will be capped at the Target level.

Individual Objectives: The Individual performance achievement measurement will be based on an individual’s behaviors and attainment of certain annual financial and/or non-financial individual objectives as determined by a Participant’s manager, in consultation with the Participant, at the beginning of the Plan year. Individual Objectives should be aligned to the Company’s and Business Unit’s financial performance and should be specific and linked to Participants’ contributions to Company or Business Unit results. These objectives should be documented in the Company’s performance management system and monitored throughout the year to determine the level of achievement at the end of the Plan year.

Individual Objectives are measured with performance achievement scores between 1.0 ‒ 5.0. Depending on the performance score, the payout curve ranges from 0% to 125% for the Corporate Function and Business Unit Plans. The payout curve ranges from 0% to 200% for the Manufacturing and Special Initiatives Plans.

Performance ratings for Individual Objectives at the end of the Plan year will be assessed as follows:

Updated January 1, 2025

Performance Rating	Description
1.0	Does Not Meet Expectations
2.0	Needs Improvement
3.0	Meets Expectations
4.0	Exceeds Expectations
5.0	Far Exceeds Expectations

If the applicable Adjusted EBITDA performance (Business Unit Adjusted EBITDA or Company Adjusted EBITDA) is above the Circuit Breaker, the available pool for Individual Objectives will be allocated to the individuals in the plan in alignment with performance ratings with appropriate adjustments made in consultation with the Participant’s manager and the HR leader. Once all allocations are made, the final determination of payout based on achievement of Individual Objectives will be determined at the discretion of the Business Unit Presidents and/or Corporate Leaders, Chief Financial Officer and Chief Human Resources Officer. Total payouts in respect of Individual Objectives shall not exceed the available pool.
Plan Rules
New Plan Participants, Promotions & Transfers
Newly hired employees who meet the eligibility requirements will be eligible to participate in the Plan as of their date of hire. New Plan Participants will have their Annual Bonus Payout pro-rated based on the number of days in the eligible position based on their date of hire or date Plan participation begins. Participants who transfer between Plan categories during the year will be assessed and pro-rated for the number of days eligible in each Plan category.

Annual Bonus Payouts will be calculated based on the number of days eligible at each Target level and salary as of the last day of the fiscal year.

The Plan closes to new entrants (i.e., persons newly promoted to an eligible position or new hires) as of November 1 each year; participation for individuals hired or transferred on or after that date will beginning the following Plan year.
Termination of Employment
If a Plan Participant’s employment terminates for any reason prior to payout, the Participant will not be eligible to receive any payment under the Plan, unless the termination of employment results from the Participant’s death or long-term disability as provided below.
Death and Disability
Eligible employees who terminate employment due to death or long-term disability (defined in accordance with Company policy) during a Plan year will be entitled to receive a pro-rata portion of their Annual Bonus Payout earned in respect of such Plan year, even if they are not employed as of the award payout date. If a Participant is placed on long-term disability, their Annual Bonus Payout for the Plan year shall be prorated to correspond to the period of the Participant’s active employment during the Plan year. In the event of a Participant’s death during a Plan year, the Company will pay to the Participant’s estate a pro-rata portion of the Annual Bonus Payout. All such pro-rata Annual Bonus Payouts payable under this paragraph will be paid no later than March 15 of the year following the Plan year in which the termination of employment occurs.

Updated January 1, 2025

Leave of Absence
Unless otherwise provided under applicable law, a Participant on approved leave of absence will not earn an Annual Incentive Bonus during their leave of absence. A Participant who commences an approved leave of absence during a Plan year will be entitled to receive a pro-rata portion of their Annual Bonus corresponding to the period of the Participant’s active employment during the Plan year. Payment of any Annual Bonus Payout or portion thereof earned under this paragraph will be made on the normal Plan payout schedule, subject the Participant’s continued employment through such date.
Plan Administration
The Company’s Human Resources Department will administer this Plan. Achievement of Company and Business Unit financial measurements will be monitored each quarter by the Corporate Finance Department. Achievement of individual measures will be monitored by both the Plan Participant and their manager via the Company’s performance management system. Upon completion of the fiscal year, the Corporate Finance Department, Leadership Team members and the Human Resources Department will complete the calculation of the Annual Bonus Payout and obtain the necessary approvals for the Annual Bonus Payouts. Final approval for Annual Bonus Payouts will be at the sole discretion of the Compensation Committee of the Company’s Board of Directors. All determinations made by the Company, the Board, or the Compensation Committee under the Plan (including any individual performance assessments) will be final and binding.
Plan Amendment and Termination
The Company reserves the right to modify, suspend or terminate the Plan at any time without liability to any person other than for Annual Bonus Payouts previously determined and approved but not yet paid. Any exceptions not outlined in this document must be approved by the Chief Human Resources Officer.

The Compensation Committee has the absolute and discretionary right to adjust the targets for the plan measures, or to exclude items from the calculation of such plan measures, if it determines that external changes or other business conditions, including but not limited to acquisitions or divestitures, require changes to be made. Any such adjustment will apply to all participants and will be communicated to all participants.

Section 409A of the Code (For US Participants)
This Plan shall be interpreted in a manner such that the payment of any Annual Bonus Payout contemplated hereby will either (i) comply with Section 409A of the Internal Revenue Code or (ii) be exempt from the requirements of Section 409A as a “short-term deferral” under Section 409A, including Treasury Regulations Section 1.409A-1(b)(4), and shall be construed and interpreted consistent with that intent.
No Right to Continued Employment
This Plan document does not constitute an employment contract, and all employment with the Company is ‘at will’ with no fixed term of employment. The Company or an employee may terminate employment at any time, without cause or prior notice.

Updated January 1, 2025

Plan Payout – Examples

Performance metrics shown below are examples only. Circuit Breakers, Thresholds, Targets, and Maximums are provided annually to Participants in an eligibility letter.

Corporate Function Plan Example (Company Adjusted EBITDA Threshold or above achieved):

Base Salary: $100,000
Target Incentive: 10% ($10,000)
Company Adjusted EBITDA: 70% ($7,000 at Target)
Company Primary Working Capital: 10% ($1,000 at Target)
Individual Objectives 20%: ($2,000 at Target)

		Company Adjusted EBITDA			Company Primary Working Capital
	% Payout	% of Plan	Performance	Payout	Performance	Payout
Threshold	50%	90%	$720M	$3,500	17%	$500
Target	100%	100%	$800M	$7,000	16%	$1,000
Maximum	200%	110%	$880M	$14,000	15%	$2,000

Payouts for achievements that fall between the above levels are calculated using linear interpolation.

As shown in the table above, payouts are as follows:

Company Adjusted EBITDA measure:
•If Company Adjusted EBITDA is $720M, which is the Threshold, the Participant receives $3,500 for this measure.
•At Target performance of $800M, Participant receives $7,000 for this measure.
•At Maximum performance of $880M or above, Participant receives $14,000 for this measure.

Primary Working Capital:
•If Company Primary Working Capital is 17%, which is the Threshold, the Participant receives $500 for this measure.
•At Target performance of 16%, Participant receives $1,000 for this measure.
•At Maximum performance of 15% and below, Participant receives $2,000 for this measure.

Individual Objectives are measured with performance achievement between 1.0 - 5.0, and the payout curve ranges from 0% to 125%. The Individual Objective scores will correspond with a payout for each individual for the Individual Objective measure, with the total payout aligned with the available pool. While some individual objectives may be formulaic, the final determination of payout based on achievement of individual objectives is at the discretion of the Business Unit Presidents and/or Corporate Leaders, Chief Financial Officer and Chief Human Resources Officer, and total payouts shall not exceed the available pool.

A Participant’s payout is calculated by adding the results of each measure together.

Updated January 1, 2025

Business Unit Plan Example (Business Unit Adjusted EBITDA Threshold or above achieved and Company Adjusted EBITDA Threshold or above achieved):
Base Salary: $100,000
Target Incentive: 10% ($10,000)
Company Adjusted EBITDA: 30% ($3,000 at Target)
Business Unit Adjusted EBITDA: 40% ($4,000 at Target)
Business Unit Primary Working Capital: 10% ($1,000 at Target)
Individual Objectives 20%: ($2,000 at Target)

		Company Adjusted EBITDA
	% Payout	% of Plan	Performance	Payout
Threshold	50%	90%	$720M	$1,500
Target	100%	100%	$800M	$3,000
Maximum	200%	110%	$880M	$6,000

		Business Unit Adjusted EBITDA			Business Unit Primary Working Capital
	% Payout	% of Plan	Performance	Payout	Performance	Payout
Threshold	50%	90%	$272M	$2,000	16%	$500
Target	100%	100%	$302M	$4,000	15%	$1,000
Maximum	200%	110%	$333M	$8,000	14%	$2,000
Payouts for achievement between these levels are calculated using linear interpolation.

As shown in the tables above, payouts are as follows:

Company Adjusted EBITDA measure:
•If Company Adjusted EBITDA is $720M, which is the Threshold, the Participant receives $1,500 for this measure.
•At Target performance of $800M, Participant receives $3,000 for this measure.
•At Maximum performance of $880M or above, Participant receives $6,000 for this measure.

Business Unit Adjusted EBITDA measure:
•If Business Unit Adjusted EBITDA is $272M, which is the Threshold, the Participant receives $2,000 for this measure.
•At Target performance of $302M, Participant receives $4,000 for this measure.
•At Maximum performance of $333M or above, Participant receives $8,000 for this measure.

Business Unit Primary Working Capital measure:
•If Business Unit Primary Working Capital is 16%, which is the Threshold, the Participant receives $500 for this measure.
•At Target performance of $15%, Participant receives $1,000 for this measure.
•At Maximum performance of $14% or below, Participant receives $2,000 for this measure.

Individual Objectives are measured with performance achievement between 1.0‒5.0, and the payout curve ranges from 0% to 125%. The Individual Objective scores will correspond with a payout for each individual for the Individual Objective measure, with the total payout aligned with the available pool. While some individual objectives may be formulaic, the final determination of payout based on achievement of individual objectives is at the discretion of the Business Unit Presidents and/or

Updated January 1, 2025

Corporate Leaders, Chief Financial Officer and Chief Human Resources Officer and shall not exceed the available pool.

A Participant’s payout is calculated by adding the results of each measure together.

Business Unit Plan – Circuit Breaker Example (Business Unit Adjusted EBITDA Threshold not achieved):
Base Salary: $100,000
Target Incentive: 10% ($10,000)
Company Adjusted EBITDA: 30% ($3,000 at Target)
Business Unit Adjusted EBITDA: 40% ($4,000 at Target)
Business Unit Primary Working Capital: 10% ($1,000 at Target)
Individual Objectives 20%: ($2,000 at Target)

Business Unit achieves Adjusted EBITDA at 85% (above the Circuit Breaker, which is 80% of Target in this example, but below Threshold which is 90% of Target). Using linear interpolation, a Circuit Breaker multiplier of 50% is applied to the payout for Company Adjusted EBITDA performance at target, because 85% of Target is midway between the 80% Circuit Breaker and the 90% Threshold.

	Business Unit Adjusted EBITDA Performance % of Target	Company Adjusted EBITDA Multiplier
Circuit Breaker: $218M	80%	0%
BU Threshold: $272M	90%	100%

		Company Adjusted EBITDA			Circuit Breaker
	% Payout	% of Plan	Performance	Payout	Modifier at 85% Performance	Payout with Modifier Applied
Threshold	50%	90%	$720M	$1,500	50%	$750
Target	100%	100%	$800M	$3,000	50%	$1,500
Maximum	200%	110%	$880M	$6,000	50%	$3,000

		Business Unit Primary Working Capital
	% Payout	Performance	Payout
Threshold	50%	16%	$500
Target	100%	15%	$1,000
Maximum	200%	14%	$1,000

As shown in the tables above, payouts are as follows:

Company Adjusted EBITDA measure: Because the Business Unit did not meet its Business Unit Adjusted EBITDA Threshold, but did achieve over the Circuit Breaker, the Participant receives a percentage of the normal calculated payout for the Company Adjusted EBITDA measure. In this example, at 85% of Target Business Unit Adjusted EBITDA performance was achieved (midway between the 80% Circuit Breaker and the 90% Threshold), so the Participant receives 50% of the normal calculated payout for the Company Adjusted EBITDA measure. Therefore,

Updated January 1, 2025

•If Company Adjusted EBITDA is $720M, which is the Threshold, the Participant receives $750 (50% of $1,500) for this measure.
•At Target performance of $800M, Participant receives $1,500 (50% of $3,000) for this measure.
•At Maximum performance of $880M or above, Participant receives $3,000 (50% of $6,000) for this measure.

Business Unit Adjusted EBITDA measure: Because the Business Unit did not achieve the Threshold performance level, there is no payout for this measure.

Business Unit Primary Working Capital measure:
•If Business Unit Primary Working Capital is 16%, which is the Threshold, the Participant receives $500 for this measure.
•At Target performance of $15%, Participant receives $1,000 for this measure.
•At Maximum performance of $14% or below, Participant receives $1,000 for this measure (because payout is capped at 100% of Target).

Individual Objectives: The Individual Objective scores will correspond with a payout for each individual for the Individual Objective measure, with the total payout aligned with the available pool. In this example, because the Business Unit Adjusted EBITDA was 85% of Target (midway between the 80% Circuit Breaker and the 90% Threshold), so the pool would be reduced by 50%.

A Participant’s Annual Bonus Payout is calculated by adding the results of each measure together.

Manufacturing Plan Example: (Business Unit Adjusted EBITDA Threshold or above achieved and Company Adjusted EBITDA Threshold or above achieved):

Base Salary: $100,000
Target Incentive: 10% ($10,000)
Business Unit Adjusted EBITDA: 40% ($4,000 at Target)
Business Unit Primary Working Capital: 10% ($1,000 at Target)
Individual Objectives 50%: ($5,000 at Target)

		Business Unit Adjusted EBITDA			Business Unit Primary Working Capital
	% Payout	% of Plan	Performance	Payout	Performance	Payout
Threshold	50%	90%	$272M	$2,000	16%	$500
Target	100%	100%	$302M	$4,000	15%	$1,000
Maximum	200%	110%	$333M	$8,000	14%	$2,000
Payouts for achievement between these levels are calculated using linear interpolation.

As shown in the tables above, payouts are as follows:

Business Unit Adjusted EBITDA measure:
•If Business Unit Adjusted EBITDA is $272M, which is the Threshold, the Participant receives $2,000 for this measure.
•At Target performance of $302M, Participant receives $4,000 for this measure.
•At Maximum performance of $333M or above, Participant receives $8,000 for this measure.

Business Unit Primary Working Capital measure:

Updated January 1, 2025

•If Business Unit Primary Working Capital is 16%, which is the Threshold, the Participant receives $500 for this measure.
•At Target performance of $15%, Participant receives $1,000 for this measure.
•At Maximum performance of $14% or below, Participant receives $2,000 for this measure.

Individual Objectives are measured with performance achievement between 1.0‒5.0, and the payout curve ranges from 0% to 200%. The Individual Objective scores will correspond with a payout for each individual for the Individual Objective measure, with the total payout aligned with the available pool. While some individual objectives may be formulaic, the final determination of payout based on achievement of individual objectives is at the discretion of the Business Unit Presidents and/or Corporate Leaders, Chief Financial Officer and Chief Human Resources Officer and shall not exceed the available pool.

A Participant’s payout is calculated by adding the results of each measure together.

Special Initiatives Plan Example: (Business Unit Adjusted EBITDA Threshold or above achieved and Company Adjusted EBITDA Threshold or above achieved):
Base Salary: $100,000
Target Incentive: 10% ($10,000)
Business Unit Adjusted EBITDA: 50% ($5,000 at Target)
Individual Objectives 50%: ($5,000 at Target)

		Business Unit Adjusted EBITDA
	% Payout	% of Plan	Performance	Payout
Threshold	50%	90%	$272M	$2,500
Target	100%	100%	$302M	$5,000
Maximum	200%	110%	$333M	$10,000

Payouts for achievement between these levels are calculated using linear interpolation.

As shown in the tables above, payouts are as follows:

Business Unit Adjusted EBITDA measure:
•If Business Unit Adjusted EBITDA is $272M, which is the Threshold, the Participant receives $2,500 for this measure.
•At Target performance of $302M, Participant receives $5,000 for this measure.
•At Maximum performance of $333M or above, Participant receives $10,000 for this measure.

Individual Objectives are measured with performance achievement between 1.0‒5.0, and the payout curve ranges from 0% to 200%. The Individual Objective scores will correspond with a payout for each individual for the Individual Objective measure, with the total payout aligned with the available pool. While some individual objectives may be formulaic, the final determination of payout based on achievement of individual objectives is at the discretion of the Business Unit Presidents and/or Corporate Leaders, Chief Financial Officer and Chief Human Resources Officer and shall not exceed the available pool.

A Participant’s payout is calculated by adding the results of each measure together.

Updated January 1, 2025